UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-21359

            Managed Duration Investment Grade Municipal Fund

(Exact name of registrant as specified in charter)

200 Park Avenue, 7th Floor

                         New York, NY 10166

(Address of principal executive offices) (Zip code)

Clifford D. Corso

200 Park Avenue, 7th Floor

                                         New York, NY 10166

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 527-1800

Date of fiscal year end:  July 31

Date of reporting period:  August 1, 2016 through July 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Insight INVESTMENT

July 31, 2017

MZF | ANNUAL REPORT

Managed Duration Investment Grade Municipal Fund

A BNY MELLON COMPANY℠

(Unaudited)	July 31, 2017

DEAR SHAREHOLDER

On November 8th, Donald Trump was elected as the next president, suggesting significant changes to global trade arrangements, tax policies and industrial policy over the next four years. US gross domestic product increased 1.2% in the first quarter of 2017 as business investment accelerated but inventories weakened. At this point, growth during the second quarter of 2017 was preliminarily indicated to be 2.6% as consumption growth gains and inventories reverse from some of the prior quarter’s weakness. We continue to expect full year US growth to be 2.2% with trend consumption growth of 2.5%-2.75% as the labor market tightens and wage growth approaches 2.75%. Residential investment retains momentum after slowing somewhat in 2016, and home prices have been strong, continuing to post 5-6% gains. The labor market is nearing full employment with discouraged workers re-entering the work force and signs of improvement in the construction and manufacturing sectors. Wage growth has disappointed, staying around 2.5%; though with the unemployment rate down to 4.3%, we expect wages to rise gradually. Inflation has slowed with the Core Personal Consumption Expenditure Price Index at 1.5% and the Core Consumer Price Index up 1.7% as declines in the medical and communications sector weigh. There are signs some of these pressures are non-recurring, which should permit inflation to slowly rise over the next 12 months, though it will likely undershoot the Federal Reserve target of 2%. Markets also continue to await more progress on President Trump’s agenda, most critically a tax cut package.

The sense of euphoria following the election of President Trump lost a bit of steam during the first quarter of 2017. President Trump failed to gain congressional support to overhaul his predecessor’s Affordable Care Act which was a primary component of his campaign platform. The resistance that was encountered while attempting to enact the President’s initial proposal has left the market somewhat skeptical that his other campaign promises will be achieved within the timeframe initially anticipated. The most widely publicized priorities of the President’s plans include an overhaul of the US tax code, deregulation of the banking system, and the construction of a wall along the United States’ southern border. The financial markets had a positive reaction to these pro-growth initiatives during the fourth quarter of 2016 but has since somewhat discounted their probability of passing Congress.

In March and June, the Federal Open Market Committee (FOMC) increased the Federal Funds target rate corridor by 25bp at each of the meetings to 1.00% and to 1.25%, respectively, while also signaling the beginning of balance sheet normalization later this year. The lower bound of 1% is now just in line with the lowest level of rates reached during the 2000s rate-cutting cycle. Based on the Fed’s medium term projections, they plan to raise rates one more time this year with continued rises pencilled in thereafter. Market pricing remains far more skeptical and even a move in December is only partially factored in. Further, a plan for the Fed’s balance sheet runoff has been outlined which involves a tiered adjustment in their securities holdings. Fed balance sheet reduction are expected to begin in September should the economy progress as expected. Beyond looking at the likely interest rate and balance sheet profiles, we continue to watch for President Trump’s appointments to the Fed.

With growth in the eurozone at 2%, we see scope for the European Central Bank to announce a further taper before year end while the Bank of England and Bank of Japan appear poised to stay on the sidelines. Central bank policy continues to be extremely accommodative, but the policy mix appears to be shifting towards the fiscal side. China is also on a more solid footing with capital flows normalized and growth stabilizing over 6.25%. After the second quarter, our expectation for above trend growth and interest rate normalization remain intact.

Municipal bond market activity was quite vigorous during the period covered by this report. The municipal market’s strong year-to-date performance did not come without some angst as ratings

2	MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

DEAR SHAREHOLDER (Unaudited) continued	July 31, 2017

pressures built surrounding the passage of the State of Illinois’ budget as well as continued default activity within Puerto Rico – this time it was the Puerto Rico Electric Power Authority (PREPA). Although these issuers’ struggles were a center of focus there were no evident signs of reverberations through the municipal bond market. Instead the focus migrated towards the lack of progress with respect to the repeal of the Affordable Care Act.

The State of Illinois had been operating for the better part of two years without an approved budget in place. Governor Rauner has been reluctant to initiate sweeping tax increases within the Prairie State and requested limits on property tax increases in exchange for income tax increases. The rating agencies had placed Illinois on negative credit watch leading up to the quarter’s end – a ratings downgrade would have cost the state its investment grade rating potentially skyrocketing the state’s financing rates or even shutting them out of the capital markets altogether. However, shortly after the quarter’s end, Illinois lawmakers were able to come together and override the Governor’s veto of the Senate’s budget, increasing personal and corporate income tax rates. For the time being Illinois will maintain its investment grade ratings but more work is needed to combat the state’s structural budget deficits and underfunded pension in the coming years.

The Puerto Rico Electric Power Authority opted to file for bankruptcy proceedings pursuant to Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA). This filing occurred despite a prior agreement between creditors and the issuer where a Restructuring Support Agreement (RSA) was drafted and certain bondholders were asked to exchange their bonds for a new security valued at approximately 85% of the initial investment and with a longer maturity. This RSA allowed PREPA to increase utilization rates charged to its customer base but this may now change given the bankruptcy filing. There is a reasonable probability that bondholders may take a more punitive penalty than was originally envisioned under the RSA.

Gross primary market supply for municipal bonds has amounted to $196 billion year-to-date, which is down considerably from the $226 billion issued in the first half of 2016. Some of the drop off in supply can be explained by issuers pulling forward issuance in 2016 in anticipation of higher rates as well as potential volatility related to the election. Fund flows have generally been positive during the year which continues to support the tax-exempt market despite current valuations. Although the President has struggled to gain the support of lawmakers in enacting his agenda, he clearly would like to repeal and replace the Affordable Health Care Act which could have implications for the healthcare sector. Healthcare bonds currently comprise approximately 9% of the Barclays Municipal Bond Index. Also on the President’s agenda is the overhaul of the tax code – specifically a lowering of the top marginal tax brackets which could diminish the attractiveness of tax-exempt bonds for certain investors.

The supply and demand dynamic helped deliver positive total return performance for the municipal market and related indices. The Bloomberg Barclays Municipal Bond Index returned 4.40% year-to-date as of July 31, 2017. The slope of the 30-year municipal has steepened over the last 12-months from 166bp to 189bp. Over the last 12-months the yield on 30-year AAA municipal general obligations increased by 62bp to 2.74% while 10-year yields increased by 55bp to 1.95%. The ratio of 30-year, tax-exempt yields to like-maturity US Treasury yields ended the period at 98% while drifting as low as 95% at certain points.

During the year the Adviser, in conjunction with the Trustees, has taken a number of steps to reduce the Fund’s expense ratio, including transitioning to new service providers, reducing the Fund’s leverage ratio and its financing costs by redeeming outstanding auction market preferred shares (AMPS) with Variable-Rate MuniFund Term Preferred Shares (VMTPS). The VMTPS’ current financing rate of 70 percent of one-month LIBOR + 95 basis points represents a significant cost savings for the Fund’s common shareholders relative to the auction fail rate on the AMPS. Although

MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT	3

DEAR SHAREHOLDER (Unaudited) continued	July 31, 2017

leverage remains accretive to the Fund’s distribution rate, as a managed duration fund the Adviser felt it was prudent to reduce the absolute amount of leverage outstanding to guard common shareholders against rising interest rates while improving the asset coverage ratio for the preferred shareholders.

We appreciate your investment, and we look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.insightinvestment.com/na/individual-investors.

Sincerely,

Clifford D. Corso

Chief Executive Officer

Managed Duration Investment Grade Municipal Fund

September 26, 2017

4	MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	July 31, 2017

Fund Statistics
Symbol on New York Stock Exchange	MZF
Initial Offering Date	August 27, 2003
Share Price	$13.88
Net Asset Value	$14.75
Yield on Closing Market Price	3.89%
Taxable Equivalent Yield on Closing Market Price[1]	6.87%
Monthly Distribution Per Common Share[2]	$0.0450
Leverage[3]	37%
Percentage of total investments subject to alternative minimum tax	11.5%
1	Taxable equivalent yield is calculated assuming a 43.4% federal income tax bracket.
2	Monthly distribution is subject to change.
3	As a percentage of total assets less accrued liabilities.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED July 31, 2017

	One Year	Three Year	Five Year	Ten Year	Since Inception
Managed Duration
Investment Grade
Municipal Fund
NAV	-0.71%	5.31%	4.88%	6.72%	6.26%
Market	-0.69%	6.05%	2.55%	7.30%	5.39%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.insightinvestent.com/na/individual-investors. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Share Price & NAV History

MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT	5

FUND SUMMARY (Unaudited) continued	July 31, 2017

% of
long-term
Credit Quality*	investments

    *Ratings shown are assigned by one or more independent, Nationally Recognized Statistical Credit Rating Organizations (“NRSRO”), such as S&P, Moody’s and Fitch. The ratings are an indication of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). When two or more ratings are available, the lower rating is used; and when only one is available, that rating is used. The Non-Rated category consists of securities that have not been rated by an NRSRO. Unrated investments do not necessarily indicate low credit quality. US Treasury securities and US Government Agency securities are not rated but deemed to be equivalent to securities rated AA+/Aaa.

Distributions to Shareholder & Annualized Distribution Rate

6	MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	July 31, 2017

	Face Amount	Value

MUNICIPAL BONDS† – 156.7%

California – 23.4%
Bay Area Toll Authority Revenue Bonds
2.04% due 04/01/36[1]	$2,000,000	$2,026,800
California Health Facilities Financing Authority Revenue Bonds
5.88% due 08/15/31	1,500,000	1,697,220
California Pollution Control Financing Authority Revenue Bonds, AMT
5.00% due 07/01/30[2]	1,000,000	1,087,340
Desert Community College District General Obligations Unlimited, (AGM)
0.00% due 08/01/46[3]	3,750,000	777,488
Golden State Tobacco Securitization Corp. Revenue Bonds
5.00% due 06/01/28	2,500,000	2,955,450
Hartnell Community College District General Obligation Unlimited
0.00% due 08/01/42[3]	5,640,000	1,966,273
Los Angeles County Public Works Financing Authority Revenue Bonds
4.00% due 08/01/42	1,000,000	1,044,170
Norman Y Mineta San Jose International Airport SJC Revenue Bonds, AMT
5.00% due 03/01/47	605,000	690,456
Northern California Gas Authority No 1 Revenue Bonds
1.59% due 07/01/27[1]	3,760,000	3,610,991
Sacramento County Sanitation Districts Financing Authority Revenue Bonds, (AGC-ICC FGIC)
1.34% due 12/01/35[1]	3,500,000	3,121,230
San Bernardino City Unified School District General Obligation Unlimited, (AGM)
5.00% due 08/01/28	1,000,000	1,171,760
San Diego Unified School District General Obligation Unlimited
0.00% due 07/01/38[3]	3,145,000	1,117,230
San Mateo County Community College District General Obligation Unlimited, (NATL)
0.00% due 09/01/29[3]	3,000,000	2,167,350
Total California		23,433,758

New York – 14.0%
Metropolitan Transportation Authority Revenue Bonds
5.00% due 11/15/43	2,000,000	2,274,040
5.25% due 11/15/57	1,600,000	1,875,040
New York State Dormitory Authority Revenue Bonds
5.00% due 07/01/32	1,000,000	1,110,930
New York Transportation Development Corp. Revenue Bonds, AMT
5.00% due 07/01/46	2,000,000	2,164,820
Triborough Bridge & Tunnel Authority Revenue Bonds
0.00% due 11/15/31[3]	2,750,000	1,759,780
Troy Industrial Development Authority Revenue Bonds
5.00% due 09/01/31	1,000,000	1,118,570
TSASC Inc.Revenue Bonds
5.00% due 06/01/35	1,430,000	1,608,278

See notes to Financial Statements.

MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT	7

PORTFOLIO OF INVESTMENTS continued	July 31, 2017

	Face Amount	Value

MUNICIPAL BONDS† – 156.7% (continued)

New York – 14.0% (continued)
Westchester Tobacco Asset Securitization Revenue Bonds
5.00% due 06/01/41	$2,000,000	$2,166,180
Total New York		14,077,638

Texas – 10.1%
Fort Bend County Industrial Development Corp. Revenue Bonds
4.75% due 11/01/42	1,000,000	1,031,760
Matagorda County Navigation District No 1 Revenue Bonds, AMT, (AMBAC)
5.13% due 11/01/28	2,515,000	3,011,134
North Texas Tollway Authority Revenue Bonds
5.00% due 01/01/45	2,500,000	2,824,650
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
5.00% due 10/01/43	2,000,000	2,196,260
5.00% due 11/15/52	940,000	1,038,662
Total Texas		10,102,466

Pennsylvania – 9.1%
City of Philadelphia PA General Obligation Unlimited, (AGC)
5.38% due 08/01/30	990,000	1,065,507
County of Allegheny General Obligation Unlimited, (AGM)
1.43% due 11/01/26[1]	1,750,000	1,727,583
County of Lehigh Revenue Bonds
4.00% due 07/01/43	1,000,000	1,004,670
Delaware River Port Authority Revenue Bonds
5.00% due 01/01/27	1,500,000	1,655,865
Pennsylvania Higher Educational Facilities Authority Revenue Bonds
5.00% due 05/01/37	1,000,000	1,005,530
Pennsylvania Turnpike Commission Revenue Bonds
5.00% due 12/01/46	2,390,000	2,681,341
Total Pennsylvania		9,140,496

Louisiana – 9.0%
City of Shreveport LA Water & Sewer Revenue Bonds, (BAM)
5.00% due 12/01/41	1,000,000	1,135,490
Lafayette Consolidated Government Revenue Bonds, (AGM)
5.00% due 11/01/31	1,000,000	1,138,810
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds
6.75% due 11/01/32	3,000,000	3,033,750
Louisiana Public Facilities Authority Revenue Bonds
5.25% due 11/01/30	1,000,000	1,083,270
Louisiana Public Facilities Authority Revenue Bonds, (AGM)
5.00% due 06/01/42	800,000	887,864
State of Louisiana Gasoline & Fuels Tax Revenue Bonds
5.00% due 05/01/43	1,600,000	1,788,224
Total Louisiana		9,067,408

See notes to Financial Statements.

8	MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	July 31, 2017

	Face Amount	Value

MUNICIPAL BONDS† – 156.7% (continued)

Massachusetts – 9.0%
Commonwealth of Massachusetts General Obligation Unlimited, (BHAC-CR FGIC)
1.45% due 05/01/37[1]	$1,785,000	$1,710,030
Massachusetts Bay Transportation Authority Revenue Bonds
0.00% due 07/01/32[3]	4,000,000	2,466,120
Massachusetts Development Finance Agency Revenue Bonds
5.00% due 07/15/40	1,000,000	1,309,090
5.00% due 07/01/37	1,000,000	1,101,080
6.25% due 07/01/30[4]	615,000	676,082
6.25% due 07/01/30	385,000	417,948
Massachusetts Educational Financing Authority Revenue Bonds, AMT
4.70% due 07/01/26	700,000	730,436
5.38% due 07/01/25	540,000	592,839
Total Massachusetts		9,003,625

Florida – 8.3%
County of Broward Revenue Bonds, AMT, (AGM)
5.00% due 04/01/38	1,000,000	1,082,250
JEA Water & Sewer System Revenue Bonds
4.00% due 10/01/41	1,000,000	1,000,740
Miami-Dade County Educational Facilities Authority Revenue Bonds
5.00% due 04/01/42	2,000,000	2,211,140
Mid-Bay Bridge Authority Revenue Bonds
5.00% due 10/01/40	625,000	691,494
Seminole Tribe of Florida Inc. Revenue Bonds
5.25% due 10/01/27[2]	1,000,000	1,004,360
Tampa-Hillsborough County Expressway Authority Revenue Bonds
5.00% due 07/01/42	1,000,000	1,120,740
Town of Davie Revenue Bonds
6.00% due 04/01/42	1,000,000	1,169,830
Total Florida		8,280,554

Arizona – 7.6%
Arizona Health Facilities Authority Revenue Bonds
1.68% due 01/01/37[1]	3,500,000	3,044,160
2.64% due 02/01/48[1]	2,000,000	2,031,000
Glendale Municipal Property Corp. Revenue Bonds
5.00% due 07/01/33	1,250,000	1,422,138
Industrial Development Authority of the City of Phoenix Revenue Bonds
5.25% due 06/01/34	1,000,000	1,138,450
Total Arizona		7,635,748

Michigan – 7.3%
Michigan Finance Authority Revenue Bonds
5.00% due 11/01/44	1,000,000	1,114,910

See notes to Financial Statements.

MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT	9

PORTFOLIO OF INVESTMENTS continued	July 31, 2017

	Face Amount	Value

MUNICIPAL BONDS† – 156.7% (continued)

Michigan – 7.3% (continued)
5.00% due 11/15/41	$1,000,000	$1,113,770
5.00% due 12/01/31	1,000,000	1,112,330
5.00% due 07/01/44	1,030,000	1,107,065
Michigan State Building Authority Revenue Bonds
5.00% due 04/15/36	2,500,000	2,879,725
Total Michigan		7,327,800

Alabama – 5.4%
Alabama Economic Settlement Authority Revenue Bonds
4.00% due 09/15/33	3,000,000	3,130,410
Alabama Special Care Facilities Financing Authority Revenue Bonds
5.00% due 06/01/32	2,000,000	2,284,640
Total Alabama		5,415,050

Rhode Island – 4.6%
Rhode Island Convention Center Authority Revenue Bonds, (AGC)
5.50% due 05/15/27	1,300,000	1,394,484
State of Rhode Island General Obligation Unlimited
4.00% due 05/01/35	3,000,000	3,228,090
Total Rhode Island		4,622,574

Connecticut – 4.4%
City of Bridgeport General Obligation Unlimited, (AGM)
5.00% due 10/01/25	2,535,000	2,988,106
Connecticut State Health & Educational Facility Authority Revenue Bonds
5.00% due 07/01/45	1,250,000	1,407,988
Total Connecticut		4,396,094

New Jersey – 4.0%
New Jersey Economic Development Authority Revenue Bonds
2.39% due 03/01/28[1]	3,000,000	2,810,310
New Jersey Health Care Facilities Financing Authority Revenue Bonds
5.00% due 07/01/43	1,070,000	1,207,655
Total New Jersey		4,017,965

Illinois – 4.0%
Chicago O’Hare International Airport Revenue Bonds
5.50% due 01/01/31[4]	1,750,000	2,005,815
Chicago O’Hare International Airport Revenue Bonds, AMT
5.00% due 01/01/35	750,000	844,215
Railsplitter Tobacco Settlement Authority Revenue Bonds
6.00% due 06/01/28	1,000,000	1,134,790
Total Illinois		3,984,820

Iowa – 3.2%
Iowa Finance Authority Revenue Bonds
5.00% due 08/15/29	1,090,000	1,206,161

See notes to Financial Statements.

10	MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	July 31, 2017

	Face Amount	Value

MUNICIPAL BONDS† – 156.7% (continued)

Iowa – 3.2% (continued)
Iowa Tobacco Settlement Authority Revenue Bonds
5.60% due 06/01/34	$2,000,000	$2,000,040
Total Iowa		3,206,201

Vermont – 3.0%
Vermont Student Assistance Corp. Revenue Bonds, AMT
4.31% due 12/03/35[1]	2,800,000	2,981,272

District of Columbia – 2.8%
District of Columbia Revenue Bonds
5.00% due 04/01/42	715,000	828,285
District of Columbia Housing Finance Agency Revenue Bonds, AMT, (FHA 542(C))
5.10% due 06/01/37	1,925,000	1,950,448
Total District of Columbia		2,778,733

Mississippi – 2.7%
County of Warren Revenue Bonds
6.50% due 09/01/32	1,000,000	1,053,800
State of Mississippi Revenue Bonds
5.00% due 10/15/35	1,500,000	1,689,855
Total Mississippi		2,743,655

Washington – 2.3%
Spokane Public Facilities District Revenue Bonds
5.00% due 12/01/38	1,000,000	1,117,500
Washington Higher Education Facilities Authority Revenue Bonds
5.25% due 04/01/43	1,000,000	1,139,760
Total Washington		2,257,260

Ohio – 2.2%
American Municipal Power Inc. Revenue Bonds
5.00% due 02/15/42	2,000,000	2,188,760

Colorado – 2.2%
City & County of Denver CO Airport System Revenue Bonds
5.00% due 11/15/43	1,000,000	1,123,460
Colorado Health Facilities Authority Revenue Bonds
5.25% due 01/01/45	1,000,000	1,054,770
Total Colorado		2,178,230

Kentucky – 2.1%
County of Owen Revenue Bonds
5.63% due 09/01/39	1,000,000	1,063,500
Kentucky Economic Development Finance Authority Revenue Bonds
5.63% due 08/15/27	1,000,000	1,040,970
Total Kentucky		2,104,470

See notes to Financial Statements.

MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT	11

PORTFOLIO OF INVESTMENTS continued	July 31, 2017

	Face Amount	Value

MUNICIPAL BONDS† – 156.7% (continued)

Tennessee – 2.0%
Metropolitan Nashville Airport Authority Revenue Bonds
5.20% due 07/01/26	$520,000	$540,446
Metropolitan Nashville Airport Authority Revenue Bonds, AMT
5.00% due 07/01/43	1,310,000	1,447,589
Total Tennessee		1,988,035

Delaware – 1.6%
Delaware State Economic Development Authority Revenue Bonds
5.40% due 02/01/31	1,500,000	1,629,270

Nevada – 1.6%
Las Vegas Valley Water District General Obligation Ltd
5.00% due 06/01/31	1,435,000	1,623,416

Arkansas – 1.4%
Arkansas Development Finance Authority Revenue Bonds
2.34% due 09/01/44[1]	1,400,000	1,412,306

Virginia – 1.3%
Washington County Industrial Development Authority Revenue Bonds
7.50% due 07/01/29	1,250,000	1,338,800

Wisconsin – 1.1%
WPPI Energy Revenue Bonds
5.00% due 07/01/37	1,000,000	1,134,800

Alaska – 1.1%
City of Anchorage Electric Revenue Bonds
5.00% due 12/01/41	1,000,000	1,125,750

New Hampshire – 1.1%
New Hampshire Health and Education Facilities Authority Act Revenue Bonds
5.00% due 01/01/34	1,000,000	1,116,180

Hawaii – 1.1%
Hawaii Pacific Health Revenue Bonds
5.63% due 07/01/30	1,000,000	1,105,290

Oklahoma – 1.1%
Oklahoma Development Finance Authority Revenue Bonds
5.00% due 02/15/34	1,000,000	1,097,510

South Carolina – 1.1%
South Carolina State Public Service Authority Revenue Bonds
5.00% due 12/01/48	1,000,000	1,083,250

Utah – 1.0%
Salt Lake City Corp. Airport Revenue Revenue Bonds, AMT
5.00% due 07/01/47	900,000	1,030,059

See notes to Financial Statements.

12	MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	July 31, 2017

	Face Amount	Value

MUNICIPAL BONDS† – 156.7% (continued)

West Virginia – 0.5%
West Virginia Economic Development Authority Revenue Bonds, AMT
2.88% due 12/15/26	$540,000	$526,597
Total Municipal Bonds (Cost 149,460,828)		157,155,840
Total Investments - 156.7% (Cost $149,460,828)		$157,155,840
Preferred Shares - (59.8)%		(60,000,000)
Other Assets & Liabilities, net - 3.1%		3,128,690
Total Net Assets - 100.0%		$100,284,530

†	Value determined based on Level 2 inputs – See Note 1.

1	Variable rate security. Rate indicated is rate effective at July 31, 2017.

2	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $2,091,700 (cost $2,025,102), or 2.1% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

3	Zero coupon rate security.

4	The bond is prerefunded. U.S. government or U.S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated under the Optional Call Provisions.

See notes to Financial Statements.

MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT	13

PORTFOLIO OF INVESTMENTS continued	July 31, 2017

AGC	Insured by Assured Guaranty Corporation
AGM	Insured by Assured Guaranty Municipal Corporation
AMBAC	Insured by Ambac Assurance Corporation
AMT	Income from this security is a preference item under the Alternative Minimum Tax
BAM	Insured by Bank of America
BHAC	Insured by Berkshire Hathaway Assurance Corporation
FGIC	Insured by Financial Guaranty Insurance Company
FHA	Guaranteed by Federal Housing Administration
NATL	Insured by National Public Finance Guarantee Corporation

The following table summarizes the inputs used to value the Fund’s net assets as of July 31, 2017 (See Note 2 in the Notes to Financial Statements):

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets:
Municipal Bonds	$—	$157,155,840	$—	$157,155,840

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuations levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended July 31, 2017, there were no transfers between levels.

See notes to Financial Statements.

14	MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	July 31, 2017

Sector Concentration*
*As a percentage of long-term investments.
State/Territory Allocations*
*As a percentage of long-term investments.
Portfolio composition and holdings are subject to change daily. For more information, please visit www.insightinvestment.com/na/individual-investors. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.
Maturity Breakdown*
*As a percentage of long-term investments.

See notes to Financial Statements.

MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT	15

STATEMENT OF ASSETS AND LIABILITIES	July 31, 2017

ASSETS:
Investments, at value	$157,155,840
Receivables:
Interest	1,381,544
Cash Equivalent	2,018,820
Deferred Offering Costs	68,746
Other assets	79,005
Total assets	160,703,955
LIABILITIES:
Payable for:
Administration fees	152,981
Professional fees	105,336
Distributions - VMTP shareholders	59,482
Investment advisory fees	56,128
Printing fees	11,251
MBSC fees	7,500
Custodian fees	5,562
Fund accounting fees	4,038
Transfer agent fees	3,842
Other Liabilities	13,305
Total liabilities	419,425
PREFERRED SHARES, at redemption value:
$0.001 par value per share; 600 Variable Rate MuniFund Term Preferred Shares authorized, issued and outstanding at $100,000 per share liquidated preference	60,000,000
NET ASSETS	$100,284,530
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited shares of shares authorized, 6,800,476 shares issued and outstanding	$6,800
Additional paid-in capital	92,642,200
Accumulated net investment loss	(59,482)
Net unrealized appreciation on investments	7,695,012
NET ASSETS	$100,284,530
Shares outstanding ($0.001 par value with unlimited amount authorized)	6,800,476
Net asset value, offering price and repurchase price per share	$14.75
Investments in securities, at cost	149,460,828

See notes to financial statements.

16	MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	July 31, 2017

For the Year Ended July 31, 2017

INVESTMENT INCOME:
Interest	$6,649,463
EXPENSES:
Investment advisory fees	660,300
Administration fees	165,049
Professional fees	141,817
Auction agent fees - AMPS	119,229
Servicing fees	114,100
Trustee fees and expenses*	46,612
Printing fees	33,263
Listing fees	27,422
Transfer agent fees	24,226
Fund accounting fees	15,741
Insurance	14,125
Custodian fees	9,266
MBSC Fees	7,500
Other expenses	30,533
Total expenses	1,409,183
Investment advisory fees waived	(39,496)
Servicing fees waived	(26,331)
Net expenses	1,343,356
Net investment income	5,306,107
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	3,228,090
Net decrease in unrealized appreciation on:
Investments	(8,045,068)
Net realized and unrealized loss	(4,816,978)
Distributions to Auction Market Preferred Shareholders from
Net Investment Income	(1,648,296)
Distributions to Variable Rate MuniFund Term Preferred Shares from
Net Investment Income	(59,482)
Net decrease in net assets applicable to common shareholders resulting from operations	$(1,218,649)

*Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT	17

STATEMENTS OF CHANGES IN NET ASSETS	July 31, 2017

	Year Ended July 31, 2017	Year Ended July 31, 2016
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,306,107	$5,709,552
Net realized gain (loss) on investments	3,228,090	(124,994)
Net change in unrealized appreciation (depreciation) from investments	(8,045,068)	5,062,442
Net increase in net assets resulting from operations	489,129	10,647,000
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income	(1,707,778)	(1,097,271)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(1,218,649)	9,549,729
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,178,892)	(4,761,281)
Return of capital	—	(210,547)
Total distributions	(4,178,892)	(4,971,828)
Net increase (decrease) in net assets	(5,397,541)	4,577,901
NET ASSETS:
Beginning of period	105,682,071	101,104,170
End of period	$100,284,530	$105,682,071
Accumulated net investment loss	$(59,482)	$(106,011)

See notes to financial statements.

18	MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

This Page Intentionally Left Blank.

FINANCIAL HIGHLIGHTS	July 31, 2017

	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015

Per Share Data:
Net asset value, beginning of period	$15.54	$14.87	$14.72

Income from investment operations:
Net investment income(a)	0.78	0.84	0.88
Net gain (loss) on investments (realized and unrealized)	(0.71)	0.72	0.17
Distributions to preferred shareholders from net investment income (common share equivalent basis)	(0.25)	(0.16)	(0.14)

Total from investment operations	(0.18)	1.40	0.91

Less distributions from:
Net investment income	(0.61)	(0.70)	(0.76)
Return of Capital	—	(0.03)	—

Total Distributions	(0.61)	(0.73)	(0.76)

Net asset value, end of period	$14.75	$15.54	$14.87

Market Value, end of period	$13.88	$14.62	$13.66

Total Return(b)
Net asset value	(0.71)%	9.68%	6.19%
Market value	(0.69)%	12.79%	6.43%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$100,285	$105,682	$101,104

Preferred shares, at redemption value ($100,000 per share liquidation preference) (thousands)	$60,000	$69,450	$69,450
Preferred shares asset coverage per share	$267,141	$63,043	$61,395
Ratio to average net assets of:
Net investment income(c)	5.31%	5.57%	5.85%
Expenses (including interest expense and net of fee waivers) (c) (d)	1.35%	1.34%	1.35%
Expenses (including interest expense and excluding fee waivers) (c) (d)	1.41%	1.59%	1.60%

Portfolio turnover rate	20%	14%	12%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	Calculated on the basis of income and expense applicable to both common and preferred shares relative to average net assets of common shareholders.
(d)	The impact of interest expense is less than 0.01%.

See notes to financial statements.

20	MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	July 31, 2017

Year Ended July 31, 2014	Year Ended July 31, 2013

$13.61	$15.41

0.95	1.02
1.13	(1.74)

(0.13)	(0.14)

1.95	(0.86)

(0.84)	(0.94)
—	—

(0.84)	(0.94)

$14.72	$13.61

$13.57	$12.46

14.87%	-6.01%
16.29%	-18.13%

$100,125	$92,573

$69,450	$69,450
$61,042	$58,324

6.86%	6.70%
1.40%	1.33%
1.66%	1.58%

15%	23%

See notes to financial statements.

MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT	21

NOTES TO FINANCIAL STATEMENTS	July 31, 2017

Note 1 – Organization:

The Managed Duration Investment Grade Municipal Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp. (now known as Cutwater Investor Services Corp.).

Note 2 – Accounting Policies:

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to Cutwater Investor Services Corp.’s ( the “Adviser”) valuation committee (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

The municipal bonds and preferred shares in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer

22	MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2017

or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money market funds are valued at net asset value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs as described above. The Fund did not have any Level 3 securities during the year ended July 31, 2017.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Interest income, including the amortization of premiums and accretion of discount, is accrued daily.

(c) Dividends and Distributions

The Fund declares and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 6.

(d) Inverse Floating Rate Investments and Floating Rate Note Obligations

Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retains all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer

MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT	23

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2017

trust. For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis. The Fund did not invest in inverse floating rate securities during the year ended July 31, 2017.

(e) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 3 – Agreements:

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Adviser and the Fund, the Adviser is responsible for the daily management of the Fund’s portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Fund’s Board. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund’s average daily managed assets. (“Managed Assets” represent the Fund’s total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage.) The Adviser contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund’s average daily Managed Assets. Effective November 1, 2016, the advisory fee waiver was terminated.

On January 2, 2015, The Bank of New York Mellon (“BNY Mellon”) acquired Cutwater Asset Management. As a result of this acquisition, the Adviser became an indirect wholly-owned subsidiary of BNY Mellon.

Effective November 1, 2016, pursuant to a Services Agreement between the Fund, the Adviser and MBSC Services Corporation (“MBSC”), an affiliate of the Adviser, provides a review of the content on the Fund’s website and assists with regulatory filings of this content, if necessary. MBSC receives an annual fee from the Fund of $10,000 each November for their services. As of July 31, 2017, MBSC fee accrued is $7,500, which is included on the Statement of Assets and Liabilities.

Prior to November 1, 2016, pursuant to a Servicing Agreement, Guggenheim Funds Distributors, LLC (the “Prior Servicing Agent”) acted as servicing agent to the Fund. The Prior Servicing Agent received an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund’s Managed Assets. The Prior Servicing Agent contractually agreed to waive a portion of the servicing fee it was entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund’s Managed Assets. For these services, the Prior Servicing Agent received $114,100 and waived fees of $26,331, which are included in the Servicing fees and Servicing fees waived, respectively, on the Statement of Operations. Effective November 1, 2016, the Servicing Agreement was terminated.

24	MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2017

Effective November 1, 2016, pursuant to a Fund Administration and Accounting Agreement, BNY Mellon, provides fund administration and accounting services to the Fund. As compensation for these services BNY Mellon receives a fund administration and accounting fee payable monthly at the annual rate of 0.06% as a percentage of the average daily managed assets of the Fund. BNY Mellon also receives a monthly fee of $3,333 for its services. As of July 31, 2017, BNY Mellon received $152,981 for these services, which is included in the administration fees on the Statement of Operations. Prior to November 1, 2016, BNY Mellon acted as the accounting agent and was responsible for maintaining the books and records of the Fund. BNY Mellon also acts as the Fund’s custodian and auction agent. As custodian, BNY Mellon is responsible for the custody of the Fund’s assets. As auction agent, BNY Mellon is responsible for conducting the auction of the preferred shares. Effective August 3, 2017, the auction agent agreement terminated upon the final distribution payment to the holders of the Auction Market Preferred Shares.

For the period October 3, 2016 through October 31, 2016, Guggenheim Funds Investment Advisors, LLC, an affiliate of the Prior Servicing Agent, provided fund administration services to the Fund.

Prior to October 3, 2016, Rydex Fund Services, LLC (“RFS”), an affiliate of the Prior Servicing Agent, provided fund administration services to the Fund. As compensation for these services RFS received a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $ 200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For these services, RFS received $12,068, which is included in the administration fees on the Statement of Operations.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and BNY Mellon. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At July 31, 2017, the following reclassification was made to the capital accounts of the Fund to reflect permanent book/tax differences. Net investment income, net realized gains and net assets were not affected by these changes.

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Additional Paid-in Capital
$627,092	$1,788,185	$(2,415,277)

MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT	25

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2017

Information on the tax components of investments as of July 31, 2017, is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$149,460,828	$8,517,448	$(822,436)	$7,695,012

As of July 31, 2017 (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation	Other Temporary Differences	Total
$ —	$—	$—	$7,695,012	$(59,482)	$7,635,530

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of July 31, 2017, there were no capital loss carryforwards. During the year ended July 31, 2017, $1,788,185 of capital loss carryforwards expired and $2,670,560 of capital loss carryforwards were utilized against capital gains.

Pursuant to Federal income tax regulations applicable to investment companies, the Fund can elect to treat net capital losses and certain ordinary losses realized between November 1 and July 31 of each year as occurring on the first day of the following tax year. The Fund can also elect to treat certain ordinary losses realized between January 1 and July 31 of each year as occurring on the first day of the following tax year. For the year ended July 31, 2017, no losses were deferred.

Distributions paid to shareholders during the tax years ended July 31, 2017 and 2016 were characterized as follows:

	Tax-exempt income	Ordinary income	Return of capital	Total distributions
2017	$5,092,476	$794,194	$ —	$5,886,670
2016	$5,639,827	$218,725	$210,547	$6,069,000

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those years that are open for examination by taxing authorities (i.e. generally the last four tax year

26	MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2017

ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:

Purchases and sales of investment securities, excluding short-term investments, for the year ended July 31, 2017, aggregated $32,872,889 and $48,695,637, respectively.

Note 6 – Capital:

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized and 6,800,476 common shares outstanding at July 31, 2017.

In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the years ended July 31, 2017 and 2016.

Auction Market Preferred Shares:

On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares (“AMPS”), Series M7 and 1,389 shares of AMPS, Series W28. The AMPS have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. Dividends on auction market preferred shares are cumulative at a rate that is set by auction procedures. Distributions of net realized capital gains, if any, are made annually.

The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the higher of LIBOR or 90% of the taxable equivalent of the short-term municipal bond rate. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%.

The range of dividend rates on the Fund’s AMPS for the year ended July 31, 2017, were as follows:

Series	Low	High
M7	1.965%	2.666%
W28	1.965%	2.621%

The AMPS, Series M7 and Series W28 were liquidated on July 31, 2017, once irrevocable payment was made from the Fund to the auction agent.

MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT	27

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2017

Variable Rate MuniFund Term Preferred Shares:

On July 12, 2017, the Fund issued 600 shares of Variable Rate MuniFund Term Preferred Shares (VMTP Shares), Series 2020. The preferred shares have a liquidation value of $100,000 per share plus any accumulated unpaid dividends. The Fund used the proceeds from the sale of the VMTP Shares to redeem the AMPS. Dividends on the preferred shares are cumulative at an applicable dividend rate. Distributions of net realized capital gains, if any, are made annually.

The dividend rate for the VMTP Shares is determined with respect to rate periods that will generally commence on a Thursday and end on the following Wednesday when a new index rate is published. The index rate for any such rate period will be the London Interbank Offered Rate (“LIBOR”) Multiplier times One-Month LIBOR as determined on the rate determination date. The dividend rate for any rate period will be equal to the index rate plus the “applicable spread”. The applicable spread will initially be 0.95% annually but will adjust based on the highest applicable credit rating assigned to the VMTP Shares. The range of dividend rates on the Fund’s VMTP Shares for the year ended July 31,2017 were 1.806% for the low and 1.813% for the high.

The Fund’s VMTP Shares, which are entitled to one vote per share, generally vote with the common shares together as one class, but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Fund’s VMTP Shares. The Fund is required to redeem all outstanding VMTP Shares on July 31, 2020.

Note 7 – Offering Costs:

Costs incurred in connection with the Fund’s original offering of VMTP Shares in the amount of $68,746 were recorded as a deferred charge and are amortized over three years. In addition, an estimated $127,250 of additional offering costs are not yet recorded.

Note 8 – Subsequent Events:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

28	MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	July 31, 2017

The Board of Trustees and Shareholders of Managed Duration Investment Grade Municipal Fund

We have audited the accompanying statement of assets and liabilities of the Managed Duration Investment Grade Municipal Fund (the “Fund”), including the schedule of investments, as of July 31, 2017, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 2016 and the financial highlights for each of the two years in the period ended July 31, 2016 have been audited by other auditors, and in their opinion dated September 29, 2016, they expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Managed Duration Investment Grade Municipal Fund as of July 31, 2017, the results of its operations, the change in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania

September 26, 2017

MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT	29

SUPPLEMENTAL INFORMATION (Unaudited)	July 31, 2017

Trustees and Officers

The Trustees and Officers of the Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Name, Address and Age[1]	Position Held with Fund[2]	Principal Occupation during Past Five Years	Number of Funds Overseen by Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustees
W. Thacher Brown Born: December 1947	Trustee, Board Chairperson	Retired.	2	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 2016.	None.
Ellen D. Harvey Born: February 1954	Trustee, Nominating and Governance Committee Chairperson	Principal, Lindsay Criswell LLC beginning July 2008; Managing Director, Miller Investment Management beginning September 2008.	2	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2016.	Director, Aetos Capital Funds (3 portfolios).
Thomas E. Spock Born: May 1956	Trustee	Partner at Scalar Media Partners, LLC since June 2008.	2	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 2016.	None.
Suzanne P. Welsh Born: March 1953	Trustee, Audit Committee Chairperson	Retired; Former Vice President for Finance and Treasurer, Swarthmore College from August 2002 to June 2014.	2	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2016.	None.
Clifford D. Corso[3] Born: October 1961	Trustee, President	Chief Executive Officer and Chief Investment Officer, Cutwater Investor Services Corp.; Director and officer of other affiliated entities of Cutwater Investor Services Corp.	1	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2003.	None.
James DiChiaro[3] Born: November 1976	Vice President	Officer of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2016.	N/A.

30	MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	July 31, 2017

Name, Address and Age[1]	Position Held with Fund[2]	Principal Occupation during Past Five Years	Number of Funds Overseen by Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustees
Thomas E. Stabile[3] Born: March 1974	Treasurer	Officer of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2016.	N/A.

Additional Information about the Trustees is included in the Fund’s prospectus.

[1]	The business address of each Trustee and Officer is c/o Insight Investment, 200 Park Avenue, New York, NY 10166.

[2]	Each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he/she serves:

-Mses. Harvey and Welsh are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2017. Ms. Welsh is expected to stand for election as a preferred trustee at the Fund’s annual meeting of shareholders to be held in 2017.

-Mr. Brown is a Class II Trustee. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2018.

-Messrs. Spock and Corso are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2019. Mr. Spock is expected to stand for election as a preferred trustee at the Fund’s annual meeting of shareholders to be held in 2017.

[3]	Denotes a Trustee or Officer who is an “interested person” of the Fund as defined under the provisions of the Investment Company Act of 1940. Messrs. Corso, DiChiaro and Stabile are “interested persons” by virtue of being employees of the Fund’s Investment Adviser.

MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT	31

DIVIDEND REINVESTMENT PLAN (Unaudited)	July 31, 2017

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by Computershare Shareowner Services LLC (“the Plan Administrator”), as agent for shareholders in administering the Plan (the “Plan Agent”), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Administrator, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the

32	MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	July 31, 2017

market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT	33

Approval of Advisory Agreements	July 31, 2017

At an in-person meeting held on June 14, 2017 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”), including a majority of those trustees who are not “interested persons” as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the existing investment advisory agreement effective January 2, 2015 (the “Agreement”) between the Managed Duration Investment Grade Municipal Fund (the “Fund”) and Cutwater Investor Services Corp., doing business as Insight Investment (the “Adviser”), for an additional one year period. The Adviser is a wholly owned subsidiary of The Bank of New York Mellon (“BNY Mellon”). The Agreement has an initial term of two years and continues thereafter from year to year if specifically approved by the “vote of a majority of the outstanding voting securities” of the Fund or by the Board of Trustees and, in either event, by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for such purpose at least annually.

Before meeting to determine whether to approve the continuance of the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) the services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio managers’ management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser and BNY Mellon, (vi) brokerage selection procedures, (vii) the procedures for allocating investment opportunities between the Fund and other clients of the Adviser, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (x) the compliance with the Fund’s investment objective, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. Included with this information was also information regarding the advisory fees received and an analysis of these fees in relation to the delivery of services to the Fund, the costs of providing such services, the profitability of the Adviser in general and as a result of the fees received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees had also received a copy of the Agreement and the Adviser’s current Form ADV. The Trustees were also provided with a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement. The Trustees also reviewed comparative performance data, comparative statistics and fee data for the Fund relative to other funds of similar size and pursuing a similar investment strategy.

Representatives of the Adviser joined the Meeting to discuss the Adviser’s history, performance, investment strategy, and compliance program in connection with the renewal of the Agreement.

The Trustees considered and weighed the above information based upon their accumulated experience in governing the Fund and working with the Adviser on matters relating to the Fund. During its deliberations on whether to approve the continuance of the Agreement, the Trustees considered many factors. In addition to the information provided by the Adviser as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have

34	MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

Approval of Advisory Agreements continued	July 31, 2017

attributed different weights to the various factors. However, the Trustees determined that the overall arrangements with the Adviser with respect to the Fund, as provided in the Agreement, including the investment advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. In making their decision, the Trustees gave attention to the information furnished by the Adviser. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the Agreement.

Nature, Extent, and Quality of Services. The trustees considered the services provided by the Adviser to the Fund. The Trustees considered the Adviser’s personnel and the depth of the Adviser’s personnel who possess the experience to provide investment management services to the Fund. Based on the information provided by the Adviser, the Trustees concluded that (i) the nature, extent and quality of the services provided by the Adviser are appropriate and consistent with the terms of the Agreement, (ii) the quality of those services has been consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services by the Adviser, (iv) the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue.

Investment Performance. The Trustees considered the Fund’s performance relative to the Barclays Municipal Bond Index and the Barclays High Yield Municipal Index (“Barclays Indices”). The Board reviewed the Fund’s performance for one-year, three-year, five-year and since inception periods ended March 31, 2017. The Trustees noted that for the periods ended March 31, 2017, the Fund: (i) underperformed the Barclays Indices for one-year period; (ii) outperformed the Barclays Municipal Bond Index and underperformed the Barclays High Yield Municipal Index for the three-year period; (iii) outperformed the Barclays Municipal Bond Index and underperformed the Barclays High Yield Municipal Index for the five-year period; and outperformed the Barclays Municipal Bond Index since inception through March 31, 2017. The Trustees also noted their review and evaluation of the Fund’s investment performance on an on-going basis throughout the year. The Trustees considered the consistency of performance results and the short-term and long-term performance of the Fund. Although the Fund underperformed the Barclays Indices in certain periods, the Board concluded that the performance of the Fund was within an acceptable range.

Comparative Expenses. The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with and had reviewed BNY Mellon’s financial statements for the year ended March 31, 2017. In addition, the Trustees considered any direct or indirect revenues received by affiliates of the Adviser, including BNY Mellon as fund administrator. The Trustees were satisfied that the Adviser’s profits were sufficient to continue as a viable concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s fees and profits (if any) derived from its relationship with the Fund in light of the Fund’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers for managing comparable funds with similar strategies.

MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT	35

Approval of Advisory Agreements continued	July 31, 2017

The Trustees noted that the Fund’s advisory fee was less than the average advisory fee of other tax-exempt levered municipal closed-end funds with total assets under management of $150 million to $180 million, as of March 31, 2017. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, and the investment performance of the Fund. On the basis of these considerations, together, with the other information it considered, the Board determined that the investment advisory fee to be received by the Adviser is reasonable in light of the services provided.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees determined that economies of scale would be achieved at higher asset levels for the Fund to the benefit of Fund shareholders as fixed expense were spread over a larger asset base; however, the Trustees noted that the opportunity for achieving economies of scale was limited because the Fund is a closed-end fund and the advisory fee does not currently include breakpoint reductions in the advisory fee as assets increase.

Conclusion. After consideration of all the factors, taking into consideration the information presented at the meetings and deliberating in executive session, the entire Board, including the Independent Trustees, unanimously approved the Agreement. The Board concluded that the investment advisory fee rate under the Agreement is reasonable in relation to the services provided and that continuation of the Agreement is in the best interests of the shareholders of the Fund. The Trustees also concluded that the investment advisory fees are at acceptable levels in light of the quality of services provided to the Fund. On these bases, the Trustees concluded that the investment advisory fees for the Fund under the Agreement are reasonable. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

36	MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

FUND INFORMATION	July 31, 2017

Board of Trustees

W. Thacher Brown,

Chairperson

Clifford D. Corso

Ellen D. Harvey

Thomas E. Spock

Suzanne P. Welsh

Principal Executive Officers

Clifford D. Corso

President

James DiChiaro

Vice President

Thomas E. Stabile

Treasurer

Investment Adviser

Cutwater Investor Services Corp.

New York, NY

Administrator, Accounting Agent and Custodian

The Bank of New York Mellon

New York, NY

Legal Counsel

Pepper Hamilton LLP

Philadelphia, PA

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Philadelphia, PA

MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT	37

FUND INFORMATION continued	July 31, 2017

PRIVACY POLICY

The Fund has adopted procedures designed to maintain and secure the non-public personal information of its clients from inappropriate disclosure to third parties. The Fund is committed to keeping personal information collected from potential, current, and former clients confidential and secure. The proper handling of personal information is one of our highest priorities. The Fund never sells information relating to its clients to any outside third parties.

Client Information

The Fund will only collect and keep information which is necessary for it to provide the services requested by its shareholders, and to administer a shareholder account.

The Fund may collect nonpublic personal information from clients or potential clients such as name, address, tax identification or social security number, assets, income, net worth, copies of financial documents and other information that we may receive on applications or other forms, correspondence or conversations, or via other methods in order to conduct business.

The Fund may also collect information about your transactions with the Fund, the Adviser, the Adviser’s affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

This information may be obtained as a result of transactions with the Fund, the Adviser, the Adviser’s affiliates, its clients, or others. This could include transactions completed with affiliates or information received from outside vendors to complete transactions or to effect financial goals.

Sharing Information

The Fund only shares the nonpublic personal information of its shareholders with non-affiliated companies or individuals (i) as permitted by law and as required to provide services to shareholders, such as with representatives within the Adviser, securities clearing firms, the Fund or insurance companies, and other financial services providers; or (ii) to comply with legal or regulatory requirements. The Fund may also disclose nonpublic personal information to another financial services provider in connection with the transfer of an account to such financial services provider. Further, in the normal course of business, the Fund may disclose information it collects about shareholders to companies or individuals that contract with the Fund or the Adviser to perform servicing functions including, but not limited to, recordkeeping, consulting, and/or technology services.

Companies hired to provide support services are not permitted to use personal information for their own purposes, and are contractually obligated to maintain strict confidentiality. The Fund limits the use of personal information to the performance of the specific service requested.

The Fund does not provide personally identifiable information to mailing list vendors or solicitors for any purpose. When the Fund provides personal information to service providers, it requires these providers to agree to safeguard such information, to use the information only for the intended purpose, and to abide by applicable law.

Employee Access to Information

Only employees with a valid business reason have the ability to access a clients’ personal information. These employees are educated on the importance of maintaining the confidentiality and security of this information. They are required to abide by our information handling practices.

Protection of Information

The Fund maintains security standards to protect shareholders’ information, whether written, spoken, physical, or electronic. The Fund updates and checks its physical mechanisms and electronic systems to ensure the protection and integrity of information.

38	MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

FUND INFORMATION continued	July 31, 2017

Maintaining Accurate Information

The Fund’s goal is to maintain accurate, up to date client records in accordance with industry standards. The Fund has procedures in place to keep information current and complete, including timely correction of inaccurate information.

Disclosure of our Privacy Policy

The Fund recognizes and respects the privacy concerns of its potential, current, and former shareholders. The Fund, the Adviser and the Adviser’s affiliates are committed to safeguarding this information and may provide this Privacy Policy for informational purposes to shareholders and employees, and will distribute and update it as required by law. It is also available upon request.

The Fund seeks to carefully safeguard shareholder information and, to that end, restricts access to non-public personal information about our shareholders to those employees and other persons who need to know the information to enable the Fund to provide services to its shareholders. The Fund, the Adviser and their service agents maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non- public personal information. In the event that you maintain an account through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

QUESTIONS CONCERNING YOUR SHARES OF MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND:

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 848-4140.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 848-4140 or by accessing the Fund’s Form N-PX on the US Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

NOTICE TO SHAREHOLDERS

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

MZF	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT	39

Cutwater Investor Services Corp.

200 Park Avenue

New York, NY 10166

(07/17)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

A copy of the Registrant’s Code of Ethics can be obtained without charge, upon request, by calling the Registrant at 1-877-848-4140.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of Trustees has determined that Suzanne P. Welsh is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $19,000 for 2017 and $27,250 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $6,000 for 2017 and $4,410 for 2016. The audit related fees relate to the 17f-2 custody audits required under the Investment Company Act of 1940, as amended, and agreed upon procedures reports performed for rating agencies.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for 2017 and $8,195 for 2016. The tax fees relate to the review of the registrant’s tax filings and annual tax related disclosures in the financial statements.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

(e)(2)	None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-

adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $6,000 for 2017 and $12,735 for 2016.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

(a)

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Suzanne P. Welsh, W. Thacher Brown, Ellen D. Harvey and Thomas E. Spock.

(b)	Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has adopted the proxy voting policies and procedures used by the Investment Adviser (Cutwater Investor Services Corp.), The Adviser works closely with, and is administered by, Insight Investment Management Limited (“Insight”), another of The Bank of New York Mellon Corporation’s investment management subsidiaries. The most current copy of that policy is attached herewith.

As a fixed income investment manager, Insight votes proxies for client securities on a relatively infrequent basis. Insight has adopted a proxy voting policy where it has been granted authority to vote such proxies and to ensure that proxies are voted in the best interest of each client. More frequently, Insight votes or consents to corporate actions, including tenders, exchanges, amendments, and restructurings which relate to individual fixed income holdings of client accounts. Determinations on voting of consents to these matters tend to be driven primarily by the Company’s view of whether the proposed action will result in an economic benefit for the affected client(s).

Voting Policy

We routinely vote on behalf of our clients with regard to the companies in which they have a shareholding. Insight retains the services of Manifest Information Services (Manifest) for the provision of proxy voting services and votes at all meetings where it is deemed appropriate and responsible to do so. Manifest analyse any resolution against Insight specific voting policy templates which will determine the direction of the vote. Where contentious issues are identified these are escalated to Insight for further review and direction.

With regard to voting, the conflicts of interest policy is that Insight will always seek to act in the best interests of its clients when casting proxy votes on their behalf. Where BNY Mellon, Insight or the clients themselves have business relationships with investee companies, these will be disregarded by Insight in making its proxy voting decisions.

Generally our IMAs provide us with the authority to vote proxies on equity securities for our client accounts subject to any specific instructions from the client. On an annual basis Insight publishes a report titled ‘Putting Principles into Practice’, available on our website, which includes a description on how we have exercised voting powers. Insight’s Voting Policy is also available on our website.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

A team of investment professionals at Insight North America shares primary responsibility for the day-to-day portfolio management of the Fund. The following provides information regarding the members of the team.

Name	Since	Professional Experience

E. Gerard Berrigan	2003 (Inception)	Head of US Fixed Income, Insight North America, including predecessor firms (1994-present).
James B. DiChiaro	2007	Senior Portfolio Manager, Insight North America, including predecessor firms (1999-present).
Jason Celente	2015	Senior Portfolio Manager, Insight North America, including predecessor firms (1997-present).

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Cutwater Investor Services Corp. currently does not manage any performance-based fee accounts. The following summarizes information regarding the other accounts managed by the Fund’s portfolio managers as of July 31, 2017 (dollars in millions):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets

E. Gerard Berrigan	3	$328.0	0	$0	14	$3,970.8
James B. DiChiaro	0	$0	0	$0	2	$194.8
Jason Celente	3	$328.0	0	$0	56	$2,752.5

Potential Conflicts of Interests

Material conflicts of interest identified by the Adviser may arise in connection with a portfolio manager’s management of the Fund in addition to other fund and/or accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. For example, conflicts may arise in cases where multiple Firm and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. Additionally, a portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement than the Fund or that may have a performance fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and aggregates and then allocates securities to client accounts in a fair and timely manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Portfolio managers are compensated with a base salary and bonus. Portfolio managers’ compensation is not based on the performance of individual accounts. The base salary is a fixed amount. The components of compensation are base salary and variable pay which is made up of two elements: discretionary annual cash amount and, for key staff, a deferral into the firm’s Long Term Incentive Plan. Cash and deferred pay play a significant role in total compensation. The overall value of these payments is based on company performance while individual payments are made with the dual aims of ensuring that key individuals are incentivized and rewarded for their contribution and that their total compensation is competitive. The Adviser has a 401(k) plan with matching funds for employee contributions up to 5% in addition to offering a competitive benefits package broadly aligned with its parent company, BNY Mellon.

(a)(4)	Disclosure of Securities Ownership

The following table discloses the dollar range of equity securities of the Fund beneficially owned by each of the Fund’s portfolio managers as of July 31, 2017:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund

E. Gerard Berrigan	NONE

James B. DiChiaro	NONE

Jason Celente	NONE

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Duration Investment Grade Municipal Fund

By (Signature and Title)*	/s/Clifford D. Corso
Clifford D. Corso, President and Chief Executive Officer (principal executive officer)

Date	10/3/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Clifford D. Corso
Clifford D. Corso, President and Chief Executive Officer
(principal executive officer)

Date	10/3/2017

By (Signature and Title)*	/s/Thomas E. Stabile
Thomas E. Stabile, Treasurer
(principal financial officer)

Date	10/3/2017

* Print the name and title of each signing officer under his or her signature.